                                                                    EXHIBIT 23.2

                         Independent Auditors' Consent

The Board of Directors
Converse Inc.:

        We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3 (No. 333-23791).

                                                           KPMG Peat Marwick LLP

Boston, Massachusetts
May 15, 1997